Exhibit 99.2

Contacts:

Media	Investor Relations
Stacey Jones	Mark Macaluso
(980) 378-6258	(704) 627-6118
Stacey.Jones@honeywell.com	Mark.Macaluso@honeywell.com

HONEYWELL ANNOUNCES COMMENCEMENT OF CASH TENDER OFFERS TO

PURCHASE UP TO $3,750,000,000 AGGREGATE PURCHASE PRICE OF DOLLAR-

DENOMINATED SECURITIES AND UP TO €1,250,000,000 AGGREGATE

PURCHASE PRICE OF EURO-DENOMINATED SECURITIES

CHARLOTTE, N.C., March 6, 2026 – Honeywell (NASDAQ: HON) today announced offers to purchase for cash the securities listed in Table 1 below (collectively, the “Dollar Securities”) and the securities listed in Table 2 below (collectively, the “Euro Securities” and, together with the Dollar Securities, the “Securities”) issued by Honeywell (i) for up to a maximum aggregate purchase price to be paid for the Dollar Securities validly tendered (excluding the accrued and unpaid interest on the Dollar Securities) of up to $3,750,000,000 (the “Dollar Total Maximum Amount” and, such offer to purchase, the “Dollar Tender Offer”) and (ii) for up to a maximum aggregate purchase price to be paid for the Euro Securities validly tendered (excluding the accrued and unpaid interest on the Euro Securities) of up to €1,250,000,000 (the “Euro Total Maximum Amount” and, such offer to purchase, the “Euro Tender Offer” and, together with the Dollar Tender Offer, the “Tender Offers” and each, a “Tender Offer”).

Table 1: Dollar Securities Subject To The Dollar Tender Offer
Title of Security	Security Identifier(s)	Maturity Date	Par Call Date	Principal Amount Outstanding	Acceptance Priority Level	Early Participation Amount(1)(2)	Reference Treasury Security	Bloomberg Reference Page/ Screen	Fixed Spread (basis points)(2)
9.065% Senior Notes due 2033	CUSIP: 019512AM4 ISIN: US019512AM47	June 1, 2033	N/A	$51,207,000	1	$50	4.125% UST due February 15, 2036	FIT 1	55
6.625% Senior Notes due 2028	CUSIP: 438506AS6 ISIN: US438506AS66	June 15, 2028	N/A	$200,549,000	2	$50	3.375% UST due February 29, 2028	FIT 1	20
5.700% Senior Notes due 2036	CUSIP: 438516AR7 ISIN: US438516AR73	March 15, 2036	N/A	$441,050,000	3	$50	4.125% UST due February 15, 2036	FIT 1	40
5.700% Senior Notes due 2037	CUSIP: 438516AT3 ISIN: US438516AT30	March 15, 2037	N/A	$462,569,000	4	$50	4.125% UST due February 15, 2036	FIT 1	50
5.375% Senior Notes due 2041	CUSIP: 438516BB1 ISIN: US438516BB13	March 1, 2041	N/A	$416,688,000	5	$50	4.125% UST due February 15, 2036	FIT 1	70
5.350% Senior Notes due 2064	CUSIP: 438516CU8 ISIN: US438516CU84	March 1, 2064	September 1, 2063	$650,000,000	6	$50	4.625% UST due November 15, 2055	FIT 1	70
5.250% Senior Notes due 2054	CUSIP: 438516CT1 ISIN: US438516CT12	March 1, 2054	September 1, 2053	$1,750,000,000	7	$50	4.625% UST due November 15, 2055	FIT 1	65
5.000% Senior Notes due 2033	CUSIP: 438516CK0 ISIN: US438516CK03	February 15, 2033	November 15, 2032	$1,100,000,000	8	$50	4.125% UST due February 15, 2036	FIT 1	5
5.000% Senior Notes due 2035	CUSIP: 438516CS3 ISIN: US438516CS39	March 1, 2035	December 1, 2034	$1,450,000,000	9	$50	4.125% UST due February 15, 2036	FIT 1	35
4.950% Senior Notes due 2031	CUSIP: 438516CR5 ISIN: US438516CR55	September 1, 2031	July 1, 2031	$500,000,000	10	$50	3.500% UST due February 28, 2031	FIT 1	25
4.750% Senior Notes due 2032	CUSIP: 438516CZ7 ISIN: US438516CZ71	February 1, 2032	December 1, 2031	$650,000,000	11	$50	3.500% UST due February 28, 2031	FIT 1	35
4.500% Senior Notes due 2034	CUSIP: 438516CM6 ISIN: US438516CM68	January 15, 2034	October 15, 2033	$1,000,000,000	12	$50	4.125% UST due February 15, 2036	FIT 1	20
3.812% Senior Notes due 2047	CUSIP: 438516BS4 ISIN: US438516BS48	November 21, 2047	May 21, 2047	$442,373,000	13	$50	4.625% UST due February 15, 2046	FIT 1	55
2.800% Senior Notes due 2050	CUSIP: 438516CA2 ISIN: US438516CA21	June 1, 2050	December 1, 2049	$700,983,000	14	$50	4.625% UST due November 15, 2055	FIT 1	30
2.700% Senior Notes due 2029	CUSIP: 438516BU9 ISIN: US438516BU93	August 15, 2029	May 15, 2029	$750,000,000	15	$50	3.500% UST due February 15, 2029	FIT 1	15
1.950% Senior Notes due 2030	CUSIP: 438516BZ8 ISIN: US438516BZ80	June 1, 2030	March 1, 2030	$948,845,000	16	$50	3.500% UST due February 28, 2031	FIT 1	15
1.750% Senior Notes due 2031	CUSIP: 438516CF1 ISIN: US438516CF18	September 1, 2031	June 1, 2031	$1,496,188,000	17	$50	3.500% UST due February 28, 2031	FIT 1	30

Total				$13,010,452,000

Table 2: Euro Securities Subject to The Euro Tender Offer

Title of Security	Security Identifier(s)	Maturity Date	Par Call Date	Principal Amount Outstanding	Acceptance Priority Level	Early Participation Amount(1)(2)	Reference Treasury Security / Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)(2)
3.500% Senior Notes due 2027*†	Common Code: 262493865 ISIN: XS2624938655	May 17, 2027	April 17, 2027	€650,000,000	1	€50	OBL 0.000% due April 16, 2027	FIT GE1-3	20
2.250% Senior Notes due 2028†	Common Code: 136602691 ISIN: XS1366026919	February 22, 2028	N/A	€750,000,000	2	€50	DBR 0.500% due February 15, 2028	FIT GE1-3	30
4.125% Senior Notes due 2034	Common Code: 255190342 ISIN: XS2551903425	November 2, 2034	August 2, 2034	€1,000,000,000	3	€50	Interpolated Mid Swap Rate	IRSB EU<GO>(3)	70
3.750% Senior Notes due 2032	Common Code: 262493873 ISIN: XS2624938739	May 17, 2032	February 17, 2032	€500,000,000	4	€50	Interpolated Mid Swap Rate	IRSB EU<GO>(3)	65
3.750% Senior Notes due 2036	Common Code: 277689006 ISIN: XS2776890068	March 1, 2036	December 1, 2035	€750,000,000	5	€50	Interpolated Mid Swap Rate	IRSB EU<GO>(3)	75
3.375% Senior Notes due 2030	Common Code: 277688999 ISIN: XS2776889995	March 1, 2030	January 1, 2030	€750,000,000	6	€50	Interpolated Mid Swap Rate	IRSB EU<GO>(3)	35
0.750% Senior Notes due 2032	Common Code: 212609404 ISIN: XS2126094049	March 10, 2032	December 10, 2031	€500,000,000	7	€50	Interpolated Mid Swap Rate	IRSB EU<GO>(3)	45

Total				€4,900,000,000

(1)	Per $1,000 or €1,000 principal amount, as applicable.
(2)

The Total Consideration payable for each series of Securities will be at a price per $1,000 or €1,000 principal amount, as applicable, of such series of Securities validly tendered on or prior to the applicable Early Participation Date and accepted for purchase by us, which is calculated using the applicable Fixed Spread, and when calculated in such a manner already includes the applicable Early Participation Amount. In addition, holders whose Securities are accepted for purchase will also receive any Accrued Interest on such Securities. Holders of Securities that are validly tendered after the Early Participation Date and at or before the Expiration Date and accepted for purchase will receive only the applicable Late Tender Offer Consideration, which does not include the applicable Early Participation Amount, together with any Accrued Interest on such Securities. For the avoidance of doubt, the Early Participation Amount is already included within the Total Consideration, and is not in addition to the Total Consideration.

(3)	Pricing Source: BGN.
†

On March 6, 2026, Honeywell announced that it had issued a conditional notice of full redemption to redeem all €650,000,000 in outstanding principal amount of its 3.500% Senior Notes Due 2027 (the “3.500% Notes”). Promptly following the pricing of a proposed notes offering by Honeywell Aerospace, Inc. (”Aerospace”), the Company also currently expects to issue a notice of full redemption to redeem all €750,000,000 in outstanding principal amount of its 2.250% Senior Notes due 2028 (the “2.250% Notes”). If (i) the Redemption Condition (as defined in the Offer to Purchase) for the conditional redemption of the 3.500% Notes is satisfied prior the applicable redemption date and (ii) the Company issues a notice of full redemption of the 2.250% Notes, to the extent such Securities have not previously been validly tendered and accepted for purchase in the Euro Tender Offer (as defined below), such Securities will be redeemed on the applicable redemption date at the applicable redemption price. This press release does not constitute a notice of redemption of the 3.500% Notes or the 2.250% Notes. The conditional redemption of the 3.500% Notes is being made, and any redemption of the 2.250% Notes will be made, solely pursuant to separately issued notices of redemption delivered pursuant to the indenture governing such Securities. The statement of expectation relating to the redemption of the 2.250% Notes does not constitute an obligation to issue a notice of redemption, and the decision to issue any such notice of redemption and the selection of any particular redemption date is in the Company’s discretion. This press release is not an offer of any Aerospace notes. The Aerospace notes offering is being made solely pursuant to a private offering memorandum.

The Tender Offers are made upon the terms and subject to certain conditions set forth in the offer to purchase, dated March 6, 2026 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

Copies of the Offer to Purchase are available from the Information and Tender Agent as set out below. All documentation relating to the Offer to Purchase, together with any updates will be available via the Offer Website: www.dfking.com/honeywell.

Timetable for the Tender Offers

Event	Date
Commencement of the Tender Offers	March 6, 2026

Early Participation Date	5:00 p.m., New York City time, on March 19, 2026, unless extended or earlier terminated by Honeywell in respect of a Tender Offer in its sole and absolute discretion.

Withdrawal Date	5:00 p.m., New York City time, on March 19, 2026, unless extended by Honeywell in respect of a Tender Offer in its sole and absolute discretion.

Reference Yield Determination Date	10:00 a.m., New York City time, on March 20, 2026, unless extended by Honeywell in respect of a Tender Offer in its sole and absolute discretion.

Early Payment Date	The Early Payment Date may occur, at Honeywell’s sole and absolute discretion, following the applicable Early Participation Date and prior to the applicable Final Payment Date, which is currently expected to be March 24, 2026.

Event	Date
Expiration Date	5:00 p.m., New York City time, on April 7, 2026, unless extended by Honeywell or earlier terminated by Honeywell in respect of a Tender Offer, in each case, in its sole and absolute discretion.

Final Payment Date	The Final Payment Date will be promptly following the applicable Expiration Date and is expected to be on or about April 9, 2026.

Purpose of the Tender Offers

We are making the Tender Offers to purchase certain outstanding debt issued by Honeywell, and, together with the redemption of certain outstanding series of Honeywell debt securities, as further described in the Offer to Purchase, to reduce our leverage in anticipation of the proposed distribution by Honeywell to its shareowners of 100% of the outstanding shares of Honeywell Aerospace Inc.’s common stock (the “Spin-Off”). Securities that are accepted in a Tender Offer will be purchased, retired and cancelled and will no longer remain outstanding obligations of Honeywell.

Details of the Tender Offers

The Tender Offers will expire at 5:00 p.m., New York City time, on April 7, 2026, unless extended or earlier terminated by Honeywell in respect of a Tender Offer in its sole and absolute discretion (such date and time, as the same may be extended, the “Expiration Date”). Securities tendered may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on March 19, 2026, unless extended by Honeywell, in respect of a Tender Offer in its sole and absolute discretion (such date and time, as the same may be extended, the “Withdrawal Date”), but not thereafter. In this press release, we refer to Securities that have been validly tendered and not validly withdrawn as having been “validly tendered.”

Securities validly tendered pursuant to the Tender Offers and accepted for purchase by Honeywell will be accepted for purchase based on the applicable acceptance priority levels set forth in the tables above (the “Acceptance Priority Levels”), subject to the limitation that the maximum aggregate purchase price to be paid for the Dollar Securities in the Dollar Tender Offer (excluding the accrued and unpaid interest on such Dollar Securities) will not exceed the Dollar Total Maximum Amount and the maximum aggregate purchase price to be paid for the Euro Securities in the Euro Tender Offer (excluding the accrued and unpaid interest on such Euro Securities) will not exceed the Euro Total Maximum Amount, and may be subject to proration, all as more fully described herein and in the Offer to Purchase.

A separate instruction must be submitted for each beneficial owner of Securities due to possible proration.

Holders (the “Holders”) of Securities that are validly tendered at or before 5:00 p.m., New York City time, on March 19, 2026, unless extended by Honeywell in respect of a Tender Offer (such date and time, as the same may be extended, the “Early Participation Date”), and accepted for purchase will receive the applicable Total Consideration (as defined below) for their Securities, which includes the applicable early participation amount for the applicable series of Securities set forth in the tables above (the applicable “Early Participation Amount”), together with any accrued and unpaid interest on the Securities from, and including, the most recent interest payment date prior to the applicable Payment Date (as defined in the Offer to Purchase) up to, but not including, the applicable Payment Date (“Accrued Interest”). Subject to the terms and conditions described in herein and in the Offer to Purchase, including the Dollar Total Maximum Amount or the Euro Total Maximum Amount, as applicable, the applicable Acceptance Priority Levels and the proration procedures, Holders of Securities that are validly tendered after the applicable Early Participation Date and at or before the applicable Expiration Date and are accepted for purchase will receive only the applicable “Late Tender Offer Consideration,” which consists of the applicable Total Consideration minus the applicable Early Participation Amount, for each $1,000 or €1,000 principal amount, as applicable, of such tendered Securities, plus any Accrued Interest. The applicable Total Consideration and the Late Tender Offer Consideration will be payable in cash.

Each Tender Offer is subject to certain conditions, including the Financing Condition (as defined in the Offer to Purchase). The Tender Offers are not conditioned on any minimum amount of Securities being tendered. Neither Tender Offer is conditioned on completion of the other, and each Tender Offer otherwise operates independently of the other Tender Offer. Subject to Honeywell’s right to terminate one or both of the Tender Offers, and subject to the Dollar Total Maximum Amount or the Euro Total Maximum Amount, as applicable, the applicable Acceptance Priority Levels and proration, Honeywell will purchase the Securities that have been validly tendered at or before the applicable Expiration Date, subject to all conditions to such Tender Offer having been satisfied or waived by Honeywell promptly following the applicable Expiration Date (the date of such purchase, which is expected to be the second business day following the applicable Expiration Date, the “Final Payment Date”). Honeywell reserves the right, but is not obligated, in its sole and absolute discretion, to purchase the Securities that have been validly tendered at or before the applicable Early Participation Date or following the applicable Early Participation Date but prior to the applicable Expiration Date, subject to all conditions to such Tender Offer having been satisfied or waived by Honeywell (the date of such purchase, the “Early Payment Date” and together with the Final Payment Date, each a “Payment Date”).

Honeywell also reserves the right, in its sole and absolute discretion, subject to applicable law, to terminate one or both of the Tender Offers at any time prior to the applicable Expiration Date. Securities that are accepted in the Tender Offers will be purchased, retired and cancelled and will no longer remain outstanding obligations of Honeywell.

The Securities accepted for purchase will be accepted in accordance with their Acceptance Priority Levels (with 1 being the highest Acceptance Priority Level in each Tender Offer, 17 being the lowest Acceptance Priority Level with respect to the Dollar Tender Offer and 7 being the lowest Acceptance Priority Level with respect to the Euro Tender Offer), subject to the limitation that the overall aggregate purchase price to be paid for the Securities in each of the Tender Offers (excluding the accrued and unpaid interest on the Securities) will not exceed the Dollar Total Maximum Amount or the Euro Total Maximum Amount, as applicable.

Securities validly tendered on or before the applicable Early Participation Date having a higher Acceptance Priority Level will be accepted before any Securities validly tendered on or before the Early Participation Date having a lower Acceptance Priority Level are accepted in each of the Tender Offers, and all Securities validly tendered after the applicable Early Participation Date having a higher Acceptance Priority Level will be accepted before any Securities tendered after the applicable Early Participation Date having a lower Acceptance Priority Level are accepted in the applicable Tender Offer, in each case subject to the Dollar Total Maximum Amount or the Euro Total Maximum Amount, as applicable. Securities validly tendered on or before the Early Participation Date will be accepted for purchase in priority to other Securities tendered after the Early Participation Date, even if such Securities tendered after the Early Participation Date have a higher Acceptance Priority Level than Securities tendered on or before the Early Participation Date. Furthermore, if the amount of Securities validly tendered prior to or at the Early Participation Date exceeds the Dollar Total Maximum Amount or the Euro Total Maximum Amount, as applicable, Holders who validly tender Securities in a Tender Offer after the Early Participation Date will not have any of their Securities accepted for purchase regardless of the Acceptance Priority Level of such Securities unless Honeywell increases the Dollar Total Maximum Amount or the Euro Total Maximum Amount, as applicable.

Subject to applicable law, Honeywell reserves the right, in its sole and absolute discretion, to waive or modify any one or more of the conditions to the Tender Offers in whole or in part at any time on or prior to the date that any Securities are first accepted for purchase or to (i) increase the Dollar Total Maximum Amount or the Euro Total Maximum Amount or (ii) decrease the Dollar Total Maximum Amount or the Euro Total Maximum Amount. Any such increase or decrease may be made on the basis of Securities validly tendered through the applicable Early Participation Date and promptly announced on the business day immediately following the applicable Early Participation Date. Any such increase or decrease may be made without extending the Withdrawal Date or otherwise reinstating withdrawal rights, except as required by applicable law.

If Honeywell exercises its right, in its sole and absolute discretion, to purchase the Securities on an Early Payment Date and, on such Early Payment Date, or on the Final Payment Date, there are sufficient remaining funds to purchase some, but not all, of the remaining tendered Securities in any Acceptance Priority Level without exceeding the Dollar Total Maximum Amount or the Euro Total Maximum Amount, as applicable, Honeywell will accept for payment such tendered Securities on a prorated basis, with the proration factor for such Acceptance Priority Level depending on the aggregate principal amount of Securities of such Acceptance Priority Level validly tendered.

The “Total Consideration” payable for each series of Securities will be a price per $1,000 or €1,000 principal amount of such series of Securities validly tendered pursuant to the applicable Tender Offer on or prior to the applicable Early Participation Date, and accepted for purchase by us (subject to the applicable Acceptance Priority Levels, the Dollar Total Maximum Amount or the Euro Total Maximum Amount, as applicable, and proration, if any), equal to an amount in the currency in which the applicable Securities are denominated, calculated in accordance with Schedule C-1 or C-2 to the Offer to Purchase, as applicable, that would reflect, as of the applicable Early Payment Date or, to the extent Honeywell does not exercise its right to purchase the Securities on such Early Payment Date, as of the applicable Final Payment Date: (i) for each series of Dollar Securities , a yield to the applicable maturity date or par call date, as the case may be, in accordance with standard market practice, of such series of Securities equal to the sum of (a) the Reference Yield (as defined in the Offer to Purchase) of the applicable reference security set forth in Table 1 above, determined at 10:00 a.m., New York City time, on the first business day following the applicable Early Participation Date (the “Reference Yield Determination Date”), plus (b) the fixed spread applicable to such series, set forth in the Table 1 above, (ii) for the series of Euro Securities constituting the 3.500% Notes and the 2.250% Notes, a yield to the applicable maturity date in accordance with standard market practice, of such series of Securities equal to the sum of (a) the Reference Yield (as defined in the Offer to Purchase) of the applicable reference security set forth in Table 2 above, determined at the Reference Yield Determination Date, plus (b) the fixed spread applicable to such series, set forth in Table 2 above, provided that if such Total Consideration is below €1,000, the Total Consideration will be €1,000, and (iii) for each of the other series of Euro Securities, a yield to the applicable maturity date or par call date, as the case may be, in accordance with standard market practice, of such series of Securities equal to the sum of (a) the reference yield (corresponding to the applicable Interpolated Rate (as defined in the Offer to Purchase) determined at the Reference Yield Determination Date, plus (b) the fixed spread applicable to such series set forth in Table 2 above, in each case, minus accrued and unpaid interest on such Securities from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, such Payment Date. The applicable Total Consideration already includes the Early Participation Amount for the applicable series of Securities set forth in the tables above. For the avoidance of doubt, the Early Participation Amount is already included within the Total Consideration, and is not in addition to the Total Consideration.

For further details on the procedures for tendering the Securities, please refer to the Offer to Purchase, including the procedures set out under the heading “The Tender Offers - Procedures for Tendering Securities” of the Offer to Purchase.

Honeywell has retained BofA Securities, Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC and to act as the Dealer Managers in connection with the Tender Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Tender Offers should be directed to BofA Securities at +1 (888) 292-0070 (toll free), Merrill Lynch International at +44 20-7997-5420 (London) or via email at debt_advisory@bofa.com, Goldman Sachs & Co. LLC. at +1 (800) 828-3182 (toll free) and Morgan Stanley & Co. LLC at +1 (800) 624-1808 (toll free) or +1 (212) 761-1057 (collect).

D.F. King has been appointed the information and tender agent with respect to the Tender Offers (the “Information and Tender Agent”). The Offer to Purchase can be accessed at the Tender Offers website: http://www.dfking.com/honeywell. Questions or requests for assistance in connection with the tendering procedures for the Securities in the Tender Offers or for additional copies of the Offer to Purchase may be directed to the Information and Tender Agent at +1 (800) 967-5074 (toll free), +1 (212) 784-6885 (collect), +44 (0)20 7920 9700 (London) or via e-mail at honeywell@dfking.com. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Tender Offers.

Honeywell reserves the right, in its sole discretion, not to purchase any Securities or to extend, re-open, withdraw or terminate one or both of the Tender Offers and to amend or waive any of the terms and conditions of one or both of the Tender Offers in any manner, subject to applicable laws and regulations.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Tender Offers.

Holders are advised to check with any custodian or nominee, or other intermediary through which they hold Securities, whether such entity would require the receipt of instructions to participate in, or notice of a revocation of their instruction to participate in, the Tender Offers before the deadlines specified above. The deadlines set by any custodian or nominee, or by the relevant Clearing System, for the submission and revocation of valid electronic tender and blocking instructions, in the form required by the relevant Clearing System, may be earlier than the relevant deadlines specified above.

Unless stated otherwise, announcements in connection with the Tender Offers will be made available on Honeywell’s website at https://investor.honeywell.com/news. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information and Tender Agent, the corresponding contact details for whom are set out above. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information and Tender Agent for the relevant announcements relating to the Tender Offers. In addition, all documentation relating to the Tender Offers, together with any updates, will be available via the Offer Website: http://www.dfking.com/honeywell.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information that should be read carefully before any decision is made with respect to the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offers. None of Honeywell, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Securities in the Tender Offers.

None of Honeywell, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning Honeywell, the Securities or the Tender Offers contained in this announcement or in the Offer to Purchase. None of Honeywell, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of Honeywell, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by Honeywell to disclose information with regard to Honeywell or the Securities which is material in the context of the Tender Offers and which is not otherwise publicly available.

General

This announcement is for informational purposes only. Each Tender Offer is being made solely pursuant to the Offer to Purchase. Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Securities, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of Honeywell in such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to Honeywell, any subsidiary of Honeywell or the Securities in any jurisdiction where action for that purpose is required. Accordingly, none of this announcement, the Offer to Purchase or any other offering material or advertisements in connection with the Tender Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by Honeywell, the Dealer Managers and the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

This announcement does not constitute an offer of securities to the public in any Member State of the European Economic Area (a “Relevant State”). In any Relevant State, this communication is only addressed to and is only directed at qualified investors within the meaning of Article 2(e) of the Regulation (EU) 2017/1129 (as amended or superseded) (the “Prospectus Regulation”) in that Relevant State. This announcement and information contained herein must not be acted on or relied upon by persons who are not qualified investors within the meaning of Article 2(e) of the Prospectus Regulation.

The communication of this announcement, the Offer to Purchase and any other documents or materials relating to the Tender Offers is not being made, and such documents and/or materials have not been approved, by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000, as amended. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)) or persons who are within Article 43(2) of the Financial Promotion Order or any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order.

Each Holder participating in a Tender Offer will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Securities pursuant to the Tender Offers from a Holder that is unable to make these representations will not be accepted. Each of Honeywell, the Dealer Managers and the Information and Tender Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Securities pursuant to the Tender Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result Honeywell determines (for any reason) that such representation is not correct, such tender shall not be accepted.

About Honeywell

Honeywell is an integrated operating company serving a broad range of industries and geographies around the world, with a portfolio that is underpinned by our Honeywell Accelerator operating system and Honeywell Forge platform. As a trusted partner, we help organizations solve the world’s toughest, most complex challenges, providing actionable solutions and innovations for aerospace, building automation, industrial automation, process automation, and process technology that help make the world smarter and safer as well as more sustainable.

Forward-Looking Statements and Other Disclaimers

We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements, including with respect to any changes in or abandonment of the proposed Spin-Off, the Tender Offers, any notes offering by Aerospace or the redemption of certain outstanding series of Honeywell debt securities. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell’s or Aerospace’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the Spin-Off described above and to meet the conditions related thereto; (ii) the possibility that the Spin-Off will not be completed within the anticipated time period or at all; (iii) the possibility that the Spin-Off will not achieve its intended benefits; (iv) the impact of the Spin-Off on Honeywell’s and Aerospace’s businesses and the risk that the Spin-Off may be more difficult, time-consuming or costly than expected, including the impact on their resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the Spin-Off; (vi) the uncertainty of the expected financial performance of Honeywell or Aerospace following completion of the Spin-Off; (vii) negative effects of the announcement or pendency of the Spin-Off on the market price of Honeywell’s securities and/or on the financial performance of Honeywell or Aerospace; (viii) the ability to achieve anticipated capital structures in connection with the Spin-Off, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the Spin-Off; (x) the ability to achieve anticipated tax treatments in connection with the Spin-Off and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the Spin-Off and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

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